CONSENT OF INDEPENDENT AUDITORS

American Champion Entertainment, Inc.:

We consent to the incorporation by PeopleNet International Corporation of our report dated February 15, 2001 appearing in this Report on Form 10-SB of PeopleNet International Corporation for the year ended December 31, 2000.

/s/ Moss Adams LLP

San Francisco, California

July 31, 2001